UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2026

Valion Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 E. Houston Street, Building 1, Suite 311
San Antonio, Texas		78205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Series B Closing

Valion Bio, Inc., a Delaware corporation (the “Company”), and 3i, LP (“3i”) are party to that certain Securities Purchase Agreement, dated as of April 29, 2025 (as assigned and amended as of December 9, 2025, the “Series B Preferred Purchase Agreement”), with respect to the purchase and sale of (a) up to 8,400 shares of the Company’s Series B Non-Voting Convertible Preferred Stock (“Series B Preferred Shares”) and (b) warrants (“Series B Warrants”) to purchase a number of shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at an initial exercise price per share determined pursuant to Section 2.2 of the Series B Preferred Purchase Agreement, for an aggregate purchase price of up to $8,400,000 in a series of closings.

On November 6, 2026, the Company and 3i entered into a letter agreement (the “Fifth 3i Side Letter”), pursuant to which, at the closing contemplated thereby, 3i purchased from the Company, and the Company issued to 3i, (a) 700 Series B Preferred Shares (the “Closing Series B Shares”) and (b) Series B Warrants to purchase 21,539 shares of Common Stock at an initial exercise price of $0.5182 per share (the “Closing Series B Warrants”), for an aggregate purchase price of $700,000. The Company issued and sold the Closing Series B Shares and the Closing Series B Warrants in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) promulgated thereunder.

Under the Fifth 3i Side Letter, the Company also agreed to use commercially reasonable efforts to (a) file with the Securities and Exchange Commission, no later than 30 days after the closing, a registration statement covering the maximum number of shares of Common Stock issuable upon conversion of the Closing Series B Shares and exercise of the Closing Series B Warrants, (b) cause the registration statement to be declared effective no later than 60 days after the closing and (c) maintain the effectiveness of the registration statement and its availability for resale until 3i has sold all securities covered thereby or such securities otherwise cease to require registration.

Pursuant to the Fifth 3i Side Letter, the outside date to effect any closings under the Series B Preferred Purchase Agreement is extended to December 9, 2027.

The foregoing description of the Fifth 3i Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth 3i Side Letter filed as Exhibit 10.1 to this Current Report, which is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Letter Agreement between Valion Bio, Inc. and 3i, LP, dated November 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALION BIO, INC.

Date:	November 9, 2026	By:	/s/ Dean Zikria
Name: Dean Zikria Title: Interim Chief Executive Officer

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